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                                                            Exhibit 99(i)-Letter





                                                              47 Crestwood Road
                                                              Tolland, CT  06084
                                                              February 18, 2002


Mr. Joseph Rossi
Tolland Bank
348 Hartford Turnpike
Vernon, CT  06066


Dear Joe,

Please accept this letter of resignation from my position as a board member at Tolland Bank and its parent company Alliance Bancorp of New England, Inc. effective February 22, 2002.

I am looking forward to enjoying my retirement.

Thank you for the opportunity to serve on the Board and I wish you all the best.

                                        Sincerely,

                                        /s/ William E. Dowty, Jr.
                                        ---------------------------------------
                                        William E. Dowty, Jr.